                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                              Settlement Date         8/31/2003
                                              Determination Date      9/10/2003
                                              Distribution Date       9/15/2003



I.       All Payments on the Contracts                                                                             6,012,383.98
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                         120,050.27
III.     Repurchased Contracts                                                                                             0.00
IV.      Investment Earnings on Collection Account                                                                         0.00
V.       Servicer Monthly Advances                                                                                    70,012.88
VI.      Distribution from the Reserve Account                                                                             0.00
VII.     Deposits from the Pay-Ahead Account (including Investment Earnings)                                          11,603.26
VIII.    Transfers to the Pay-Ahead Account                                                                          (11,913.85)
IX.      Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                           0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                            0.00
X.       Deposit in error                                                                                                  0.00
         Total available amount in Collection Account                                                             $6,202,136.54
                                                                                                                  =============



DISTRIBUTION AMOUNTS                                                   Cost per $1000
--------------------------------------------                          ----------------

1.    (a) Class A-1 Note Interest Distribution                                                      0.00
      (b) Class A-1 Note Principal Distribution                                                     0.00
          Aggregate Class A-1 Note Distribution                         0.00000000                                           0.00

2.    (a) Class A-2 Note Interest Distribution                                                      0.00
      (b) Class A-2 Note Principal Distribution                                                     0.00
          Aggregate Class A-2 Note Distribution                         0.00000000                                           0.00

3.    (a) Class A-3 Note Interest Distribution                                                      0.00
      (b) Class A-3 Note Principal Distribution                                                     0.00
          Aggregate Class A-3 Note Distribution                         0.00000000                                           0.00

4.    (a) Class A-4 Note Interest Distribution                                                      0.00
      (b) Class A-4 Note Principal Distribution                                                     0.00
          Aggregate Class A-4 Note Distribution                         0.00000000                                           0.00

5.    (a) Class A-5 Note Interest Distribution                                                      0.00
      (b) Class A-5 Note Principal Distribution                                                     0.00
          Aggregate Class A-5 Note Distribution                         0.00000000                                           0.00

6.    (a) Class A-6 Note Interest Distribution                                                      0.00
      (b) Class A-6 Note Principal Distribution                                                     0.00
          Aggregate Class A-6 Note Distribution                         0.00000000                                           0.00

7.    (a) Class A-7 Note Interest Distribution                                                      0.00
      (b) Class A-7 Note Principal Distribution                                                     0.00
          Aggregate Class A-7 Note Distribution                         0.00000000                                           0.00

8.    (a) Class A-8 Note Interest Distribution                                                      0.00
      (b) Class A-8 Note Principal Distribution                                                     0.00
          Aggregate Class A-8 Note Distribution                         0.00000000                                           0.00

9.    (a) Class A-9 Note Interest Distribution                                                  2,251.27
      (b) Class A-9 Note Principal Distribution                                               427,456.51
          Aggregate Class A-9 Note Distribution                         7.04438985                                     429,707.78

10.   (a) Class A-10 Note Interest Distribution                                               345,041.67
      (b) Class A-10 Note Principal Distribution                                            4,932,487.69
          Aggregate Class A-10 Note Distribution                       81.19275933                                   5,277,529.36

11.   (a) Class B Certificate Interest Distribution                                           244,679.31
      (b) Class B Certificate Principal Distribution                                                0.00
          Aggregate Class B Certificate Distribution                    5.45000000                                     244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                      45,967.81
       (b)  Reimbursement of prior Monthly Advances                                            91,776.75
               Total Servicer Payment                                                                                  137,744.56

13.  Deposits to the Reserve Account                                                                                   112,475.54

Total Distribution Amount                                                                                           $6,202,136.54
                                                                                                                    =============

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA)
           from Excess Collections                                                                   15,009.65
      (b)  Amounts to the Sellers (Chase
           Manhattan Bank) from Excess Collections                                                  101,979.02
      (c)  Distribution from the Reserve
           Account to the Sellers(Chase USA)                                                              0.00
      (d)  Distribution from the Reserve Account
           to the Sellers(Chase Manhattan Bank)                                                           0.00
               Total Amounts to Sellers
               (Chase USA & Chase Manhattan Bank) =                                                                    $116,988.67
                                                                                                                       ===========


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                        0.00
        (b) Class A-2 Notes    @            5.852%                                                        0.00
        (c) Class A-3 Notes    @            5.919%                                                        0.00
        (d) Class A-4 Notes    @            6.020%                                                        0.00
        (e) Class A-5 Notes    @            6.050%                                                        0.00
        (f) Class A-6 Notes    @            6.130%                                                        0.00
        (g) Class A-7 Notes    @            6.140%                                                        0.00
        (h) Class A-8 Notes    @            6.230%                                                        0.00
        (i) Class A-9 Notes    @            6.320%                                                    2,251.27
        (j) Class A-10 Notes   @            6.370%                                                  345,041.67
                     Aggregate Interest on Notes                                                                        347,292.94
        (k) Class B Certificates @          6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                       Cost per $1000
                                                                          --------------
        (a) Class A-1 Notes                                                 0.00000000                    0.00
        (b) Class A-2 Notes                                                 0.00000000                    0.00
        (c) Class A-3 Notes                                                 0.00000000                    0.00
        (d) Class A-4 Notes                                                 0.00000000                    0.00
        (e) Class A-5 Notes                                                 0.00000000                    0.00
        (f) Class A-6 Notes                                                 0.00000000                    0.00
        (g) Class A-7 Notes                                                 0.00000000                    0.00
        (h) Class A-8 Notes                                                 0.00000000                    0.00
        (i) Class A-9 Notes                                                 0.03690608                2,251.27
        (j) Class A-10 Notes                                                5.30833333              345,041.67
                     Total Aggregate Interest on Notes                                                                  347,292.94
        (k) Class B Certificates                                            5.45000000                                  244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                       No. of Contracts
                                                                       ----------------
1.   Amount of Stated Principal Collected                                                         1,592,304.39
2.   Amount of Principal Prepayment Collected                                      197            3,509,040.07
3.   Amount of Liquidated Contract                                                  13              258,599.74
4.   Amount of Repurchased Contract                                                  0                    0.00

       Total Formula Principal Distribution Amount                                                                    5,359,944.20

5. Principal Balance before giving effect to Principal
   Distribution Pool Factor
        (a) Class A-1 Notes                                                                       0.0000000                   0.00
        (b) Class A-2 Notes                                                                       0.0000000                   0.00
        (c) Class A-3 Notes                                                                       0.0000000                   0.00
        (d) Class A-4 Notes                                                                       0.0000000                   0.00
        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class A-7 Notes                                                                       0.0000000                   0.00
        (h) Class A-8 Notes                                                                       0.0000000                   0.00
        (i) Class A-9 Notes                                                                       0.0070075             427,456.51
        (j) Class A-10 Notes                                                                      1.0000000          65,000,000.00
        (k) Class B Certificates                                                                  1.0000000          44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00

        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7. Principal Distribution                                                 Cost per $1000
                                                                          --------------
        (a) Class A-1 Notes                                                 0.00000000                                        0.00
        (b) Class A-2 Notes                                                 0.00000000                                        0.00
        (c) Class A-3 Notes                                                 0.00000000                                        0.00
        (d) Class A-4 Notes                                                 0.00000000                                        0.00
        (e) Class A-5 Notes                                                 0.00000000                                        0.00
        (f) Class A-6 Notes                                                 0.00000000                                        0.00
        (g) Class A-7 Notes                                                 0.00000000                                        0.00
        (h) Class A-8 Notes                                                 0.00000000                                        0.00
        (i) Class A-9 Notes                                                 7.00748377                                  427,456.51
        (j) Class A-10 Notes                                               75.88442600                                4,932,487.69
        (k) Class B Certificates                                            0.00000000                                        0.00

8. Principal Balance after giving effect to Principal
   Distribution                                                                                  Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                   0.00
        (b) Class A-2 Notes                                                                       0.0000000                   0.00
        (c) Class A-3 Notes                                                                       0.0000000                   0.00
        (d) Class A-4 Notes                                                                       0.0000000                   0.00
        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class A-7 Notes                                                                       0.0000000                   0.00
        (h) Class A-8 Notes                                                                       0.0000000                   0.00
        (i) Class A-9 Notes                                                                       0.0000000                   0.00
        (j) Class A-10 Notes                                                                      0.9241156          60,067,512.31
        (k) Class B Certificates                                                                  1.0000000          44,895,285.54




                                                                                                    Aggregate
                 POOL DATA                                                  No. of Contracts    Principal Balance
--------------------------------------------                                ----------------    -----------------

1.   Pool Stated Principal Balance as of 8/31/2003                                4,861         104,962,797.85

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                         58            1,152,599.00          1.098%
              (b) 60-89 Days                                                         18              375,389.61          0.358%
              (c) 90-119 Days                                                        11              331,798.21          0.316%
              (d) 120 Days +                                                         48            1,257,556.86          1.198%


3.   Contracts Repossessed during the Due Period                                      5              154,342.78

4.   Current Repossession Inventory                                                  10              299,014.01

5.   Aggregate Net Losses for the preceding Collection Period
     (a)  Aggregate Principal Balance of Liquidated Receivables                      13             258,599.74
     (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    120,050.27
                                                                                                  --------------
     Total Aggregate Net Losses for the preceding Collection Period                                                      138,549.47

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,475,508.07

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            1,320                               20,575,786.62

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.170%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                70.322


             TRIGGER ANALYSIS
--------------------------------------------

1.   (a) Average Delinquency Percentage                                                    2.039%
     (b) Delinquency Percentage Trigger in effect ?                                                              YES

2.   (a)  Average Net Loss Ratio                                                           0.039%
     (b)  Net Loss Ratio Trigger in effect ?                                                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)                                       0.136%

3.   (a)  Servicer Replacement Percentage                                                  0.079%
     (b)  Servicer Replacement Trigger in effect ?                                                                NO


               MISCELLANEOUS
--------------------------------------------

1.    Monthly Servicing Fees                                                                                   45,967.81

2.    Servicer Advances                                                                                        70,012.88

3.    (a)  Opening Balance of the Reserve Account                                                           8,973,952.86
      (b)  Deposits to the Reserve Account                                        112,475.54
      (c)  Investment Earnings in the Reserve Account                               4,513.13
      (d)  Distribution from the Reserve Account                                 (116,988.67)
      (e)  Ending Balance of the Reserve Account                                                            8,973,952.86

4.    Specified Reserve Account Balance                                                                     8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                           108,398.20
      (b)  Deposits to the Pay-Ahead Account from the Collection Account           11,913.85
      (c)  Investment Earnings in the Pay-Ahead Account                                 0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account         (11,603.26)
      (e)  Ending Balance in the Pay-Ahead Account                                                            108,708.79